UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 21, 2018 (May 20, 2018)

T-MOBILE US, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	1-33409	20-0836269
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

12920 SE 38th Street
Bellevue, Washington	98006-1350
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (425) 378-4000

(Former Name or Former Address, if Changed Since Last Report):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instructions A.2. below):

☒    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01  Entry Into a Material Definitive Agreement.

On May 20, 2018, T-Mobile USA, Inc. (the “T-Mobile USA”) entered into the Thirty-Seventh Supplemental Indenture (the “Supplemental Indenture”) by and among T-Mobile USA, the guarantors party thereto and Deutsche Bank Trust Company Americas (the “Trustee”), which amends and supplements the Indenture, dated April 28, 2013, by and among T-Mobile USA, the guarantors party thereto and Deutsche Bank Trust Company Americas (as amended and supplemented, the “Indenture”).

The Supplemental Indenture effects certain amendments (the “Indenture Amendments”) to the Indenture pertaining to T-Mobile USA’s (i) 6.000% Senior Notes due 2023 (CUSIP No. 87264AAM7) (the “2023 Notes”), (ii) 6.500% Senior Notes due 2024 (CUSIP No. 87264AAJ4) (the “6.500% 2024 Notes”), (iii) 6.000% Senior Notes due 2024 (CUSIP No. 87264AAQ8) (the “6.000% 2024 Notes”), (iv) 6.375% Senior Notes due 2025 (CUSIP No. 87264AAN5) (the “2025 Notes”), (v) 6.500% Notes due 2026 (CUSIP No. 87264AAP0) (the “2026 Notes” and, collectively with the 2023 Notes, the 6.500% 2024 Notes, the 6.000% 2024 Notes and the 2025 Notes, the “Pre-2017 Notes”), (vi) 4.000% Senior Notes due 2022 (CUSIP No. 87264AAR6) (the “2022 Notes”), (vii) 5.125% Senior Notes due 2025 (CUSIP No. 87264AAS4) (the “5.125% 2025 Notes”), (viii) 5.375% Senior Notes due 2027 (CUSIP No. 87264AAT2) (the “2027 Notes”), (ix) 4.500% Senior Notes due 2026 (CUSIP No. 87264AAU9) (the “4.500% 2026 Notes”) and (x) 4.750% Senior Notes due 2028 (CUSIP No. 87264AAV7) (the “2028 Notes”, and together with the 4.500% 2026 Notes, the “2018 Notes”, and the 2028 Notes together with the 2022 Notes, 5.125% 2025 Notes, 2027 Notes and the 4.500% 2026 Notes, the “Post-2017 Notes”, and the Post-2017 Notes together with the Pre-2017 Notes, the “Notes”, and each series of the Notes, a “Series”). Holders representing at least a majority in aggregate principal amount of each Series of the Notes consented to the Indenture Amendments.

The Indenture Amendments are being effected in connection with the previously announced agreement by T-Mobile US, Inc. (“T-Mobile”) to merge (the “Merger”) a wholly-owned subsidiary of T-Mobile with Sprint Corporation (“Sprint”), pursuant to that certain Business Combination Agreement (the “Business Combination Agreement”), dated as of April 29, 2018, among Sprint, T-Mobile, SoftBank Group Corp. (“SoftBank”), Deutsche Telekom AG and the additional parties thereto (the Merger, together with the other transactions contemplated by the Business Combination Agreement, the “T-Mobile/Sprint Transaction”).

The Indenture Amendments, among other things, amend the Indenture (i) pertaining to the Pre-2017 Notes to increase the amount of secured debt under the Credit Facilities ratio basket from the greater of (x) $9.0 billion and (y) 150% of Consolidated Cash Flow (as defined in the Indenture, as applicable to the Pre-2017 Notes) to the greater of (x) $9.0 billion and (y) an amount that would not cause the Secured Debt to Cash Flow Ratio (as defined in the Indenture, as applicable to the Post-2017 Notes) (calculated net of cash and cash equivalents) to exceed 2.00x and (ii) pertaining to all Notes to allow certain entities related to Sprint’s existing spectrum securitization notes program (the “Existing Sprint Spectrum Program”) to be non-guarantor Restricted Subsidiaries (as defined in the Indenture), provided that the aggregate principal amount of the spectrum notes issued and outstanding under the Existing Sprint Spectrum Program does not exceed $7.0 billion and provided that the principal amount of such spectrum notes shall reduce the amount available under the Credit Facilities ratio basket.  The Indenture Amendments will become effective immediately prior to the consummation of the T-Mobile Transaction.

The Supplemental Indenture is attached hereto as Exhibit 4.1. The foregoing description of the Supplemental Indenture is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is incorporated herein by reference.

Item 8.01   Other Events.

On May 21, 2018, T-Mobile issued a press release announcing expiration of T-Mobile USA’s previously announced consent solicitation and receipt of the requisite consents to approve the Indenture Amendments. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Thirty-Seventh Supplemental Indenture, dated as of May 20, 2018, by and among T-Mobile USA, Inc., the guarantors party thereto, and Deutsche Bank Trust Company Americas.
99.1	Press Release, dated May 21, 2018, entitled “T-Mobile USA, Inc. Announces Successful Consent Solicitations”

Important Additional Information

This announcement is not a solicitation of consents with respect to the Indenture Amendments. The solicitation of consents by T-Mobile USA was made only pursuant to the consent solicitation statement.

In connection with the proposed transaction, T-Mobile will file a registration statement on Form S-4, which will contain a joint consent solicitation statement of T-Mobile and Sprint , that also constitutes a prospectus of T-Mobile (the “joint consent solicitation statement/prospectus”), and each party will file other documents regarding the proposed transaction with the U.S. Securities and Exchange Commission (the “SEC”).  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT CONSENT SOLICITATION STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  When final, a definitive copy of the joint consent solicitation statement/prospectus will be sent to T-Mobile and Sprint stockholders.  Investors and security holders will be able to obtain the registration statement and the joint consent solicitation statement/prospectus free of charge from the SEC’s website or from T-Mobile or Sprint.  The documents filed by T-Mobile with the SEC may be obtained free of charge at T-Mobile’s website, at www.t-mobile.com, or at the SEC’s website, at www.sec.gov.  These documents may also be obtained free of charge from T-Mobile by requesting them by mail at T-Mobile US, Inc., Investor Relations, 1 Park Avenue, 14th Floor, New York, NY 10016, or by telephone at 212-358-3210.  The documents filed by Sprint with the SEC may be obtained free of charge at Sprint’s website, at www.sprint.com, or at the SEC’s website, at www.sec.gov.  These documents may also be obtained free of charge from Sprint by requesting them by mail at Sprint Corporation, Shareholder Relations, 6200 Sprint Parkway, Mailstop KSOPHF0302-3B679, Overland Park, Kansas 66251, or by telephone at 913-794-1091.

Participants in the Solicitation

T-Mobile and Sprint and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of consents in respect of the proposed transaction.  Information about T-Mobile’s directors and executive officers is available in T-Mobile’s proxy statement dated April 26, 2018, for its 2018 Annual Meeting of Stockholders.  Information about Sprint’s directors and executive officers is available in Sprint’s proxy statement dated June 19, 2017, for its 2017 Annual Meeting of Stockholders, and in Sprint’s subsequent reports on Form 8-K filed with the SEC on January 4, 2018 and January 17, 2018.  Other information regarding the participants in the consent solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint consent solicitation statement/prospectus and other relevant materials to be filed with the SEC regarding the acquisition when they become available.  Investors should read the joint consent solicitation statement/prospectus carefully when it becomes available before making any voting or investment decisions.  You may obtain free copies of these documents from T-Mobile or Sprint as indicated above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains certain forward-looking statements concerning T-Mobile, Sprint and the T-Mobile/Sprint Transaction. All statements other than statements of fact, including information concerning future results, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “could” or similar expressions. Such forward-looking statements include, but are not limited to, statements about the benefits of the T-Mobile/Sprint Transaction, including anticipated future financial and operating results, synergies, accretion and growth rates, T-Mobile’s, Sprint’s and the combined company’s plans, objectives, expectations and intentions, and the expected timing of completion of the T-Mobile/Sprint Transaction. There are several factors which could cause actual plans and results to differ materially from those expressed or implied in forward-looking statements. Such factors include, but are not limited to, the failure to obtain, or delays in obtaining, required regulatory approvals, and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the T-Mobile/Sprint Transaction, or the failure to satisfy any of the other conditions to the T-Mobile/Sprint Transaction on a timely basis or at all; the occurrence of events that may give rise to a right of one or both of the parties to terminate the Business Combination Agreement; adverse effects on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or

Sprint’s operating results because of a failure to complete the T-Mobile/Sprint Transaction in the anticipated timeframe or at all; inability to obtain the financing contemplated to be obtained in connection with the T-Mobile/Sprint Transaction on the expected terms or timing or at all; the ability of T-Mobile, Sprint and the combined company to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of T-Mobile’s or Sprint’s debt securities or adverse conditions in the credit markets; negative effects of the announcement, pendency or consummation of the T-Mobile/Sprint Transaction on the market price of T-Mobile’s or Sprint’s common stock and on T-Mobile’s or Sprint’s operating results, including as a result of changes in key customer, supplier, employee or other business relationships; significant transaction costs, including financing costs, and unknown liabilities; failure to realize the expected benefits and synergies of the T-Mobile/Sprint Transaction in the expected timeframes or at all; costs or difficulties related to the integration of Sprint’s network and operations into T-Mobile; the risk of litigation or regulatory actions; the inability of T-Mobile, Sprint or the combined company to retain and hire key personnel; the risk that certain contractual restrictions contained in the Business Combination Agreement during the pendency of the T-Mobile/Sprint Transaction could adversely affect T-Mobile’s or Sprint’s ability to pursue business opportunities or strategic transactions; effects of changes in the regulatory environment in which T-Mobile and Sprint operate; changes in global, political, economic, business, competitive and market conditions; changes in tax and other laws and regulations; and other risks and uncertainties detailed in T-Mobile’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com, and in Sprint’s Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and in its subsequent reports on Form 10-Q, including in the sections thereof captioned “Risk Factors” and “MD&A — Forward-Looking Statements,” as well as in its subsequent reports on Form 8-K, all of which are filed with the SEC and available at www.sec.gov and www.t-mobile.com. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties that may cause actual results to differ materially from those expressed in or implied by such forward-looking statements. Given these risks and uncertainties, persons reading this communication are cautioned not to place undue reliance on such forward-looking statements. T-Mobile assumes no obligation to update or revise the information contained in this communication (whether as a result of new information, future events or otherwise), except as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 21, 2018	T-MOBILE US, INC.

	By:	/s/ J. Braxton Carter
J. Braxton Carter
Executive Vice President and Chief Financial Officer